UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Material
☐ Soliciting Material Pursuant to §240.14a-12
CENTERSPACE

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14-a6(i)(1) and 0-11.

Your Vote Counts! You invested in CENTERSPACE and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67029-P26580 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 14, 2025 11:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/CSR2025 CENTERSPACE 3100 10TH ST SW P.O. BOX 1988 MINOT, ND 58702-1988 CENTERSPACE 2025 Annual Meeting Vote by May 13, 2025 10:59 P.M. CDT

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67030-P26580 1. Election of Trustees Nominees: 1a. John A. Schissel For 1b. Emily Nagle Green For 1c. Ola Oyinsan Hixon For 1d. Rodney Jones-Tyson For 1e. Anne Olson For 1f. Jay L. Rosenberg For 1g. Mary J. Twinem For 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION. For 3. APPROVAL OF THE CENTERSPACE 2025 INCENTIVE PLAN. For 4. RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.